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                                                                   EXHIBIT 10.22
                               FTP SOFTWARE, INC.

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement, dated as of July __, 1996, is among FTP Software, Inc., a Massachusetts corporation (the "Company"), and John A. Kimberley, Peter R. Simkin and Richard J. Whitehead (each, an "Investor" and collectively, the "Investors").

     WHEREAS, the Company, Firefox Acquisition Corp., a wholly owned subsidiary of the Company and a Delaware corporation ("Sub"), and Firefox Communications Inc., a Delaware corporation ("Firefox"), have entered into an Amended and Restated Agreement and Plan of Merger dated as of May 21, 1996 (as amended and restated and in effect from time to time, the "Merger Agreement") pursuant to which Sub will merge with and into Firefox (the "Merger") and Firefox will become a wholly owned subsidiary of the Company, and each outstanding share of common stock of Firefox, $.001 par value per share ("Firefox Common Stock"), will be converted into the right to receive (i) that number of shares of common stock of the Company, $.01 par value per share ("FTP Common Stock"), that equals the amount obtained by dividing (i) $50,000,000 divided by the number of shares of Firefox Common Stock issued and outstanding immediately prior to the effective time of the Merger (the "Outstanding Firefox Shares") by (ii) the average closing price of the FTP Common Stock as quoted on the Nasdaq National Market for the 10 trading days immediately preceding the date of the special meeting of Firefox stockholders held for the purpose of voting on the Merger Agreement and the Merger, subject to the provisions in the Merger Agreement relating to fractional shares, and (b) cash in the amount of $10,000,000 divided by the number of Outstanding Firefox Shares, subject to adjustment as described in the Merger Agreement. subject to adjustment as described in the Merger Agreement; and

     WHEREAS, the Investors will receive shares of FTP Common Stock in exchange for their shares of Firefox Common Stock pursuant to the Merger; and

     WHEREAS, it is a condition to obligations of Firefox under the Merger Agreement that the Company and the Investors enter into this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions; Certain Rules of Construction. Capitalized terms used and not elsewhere defined in this Agreement shall have the specific meanings defined below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the

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capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation," (e) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (f) words in the singular or plural form include the plural and singular form, respectively, and (g) references to a particular Person include such Person's successors and assigns to the extent permitted by this Agreement.

     1.1.  "1933 Act" means the Securities Act of 1933, as amended.

     1.2.  "1934 Act" means the Securities Exchange Act of 1934.

     1.3.  "Board of Directors" means the Board of Directors of the Company.

     1.4.  "Company" is defined in the preamble to this Agreement.

     1.5.  "Company Indemnitees" is defined in Section 2.6(b).

     1.6.  "Firefox" is defined in the recitals to this Agreement.

     1.7.  "Firefox Common Stock" is defined in the recitals to this Agreement.

     1.8. "Form S-1", "Form S-3" and "Form S-4" mean such respective registration forms in effect on the date hereof (or any successor registration forms subsequently adopted by Securities and Exchange Commission) under the 1933 Act.

     1.9.  "FTP Common Stock" is defined in the recitals to this Agreement.

     1.10. "Indemnitee" means each of the Company Indemnitees and the Holder Indemnitees.

     1.11.  "Investors" is defined in the preamble to this Agreement.

     1.12. "Holder" means (a) any Person that owns, or has the right to acquire, Registrable Securities and (b) any permitted assignee thereof in accordance with Section 6.

     1.13.  "Holder Indemnitees" is defined in Section 2.6(a).

     1.14.  "Merger" is defined in the recitals to this Agreement.

     1.15.  "Merger Agreement" is defined in the recitals to this Agreement.

     1.16. "Outstanding Firefox Shares" is defined in the recitals to this Agreement.

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     1.17.  "Person" means any current or future natural person or any corporation, association, partnership, limited liability company, limited liability partnership, joint venture, joint stock or other company, business trust, trust, estate, organization, business or government or any governmental agency or political subdivision thereof.

     1.18. "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the automatic effectiveness, or the declaration or ordering of effectiveness, of such registration statement or document.

     1.19. "Registrable Securities" means (a) any share of FTP Common Stock issued to any Investors pursuant to the Merger Agreement and (b) any share of FTP Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, in exchange for, or in replacement of, any share of FTP Common Stock described in the foregoing clause (a); provided, however, that any share of FTP Common Stock previously sold to the public pursuant to a registered public offering or pursuant to an exemption from the registration requirements of the 1933 Act shall cease to be a Registrable Security. For purposes of this Agreement, the number of Registrable Securities at any time outstanding shall be the sum of (i) the number of shares of FTP Common Stock then outstanding which are Registrable Securities plus (ii) the number of shares of FTP Common Stock which are issuable pursuant to then exercisable or convertible securities and which upon issuance would be Registrable Securities.

     1.20.  "Requesting Holders" is defined in Section 2.1.

     1.21.  "Rule 144" is defined in Section 2.7(a).

     1.22.  "Rule 144 Information" is defined in Section 2.7(b).

     1.23.  "Sub" is defined in the recitals to this Agreement.

     1.24. "Violation" means, with respect to any registration statement which includes any Registrable Securities:

     (a) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

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     (b)  the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or

     (c) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with any matter relating to such registration statement.

2.  Registration Rights.

     2.1. Company Registration. If (but without any obligation to do so), at any time prior to two years (or, if shorter, such period as is set forth in Rule 145(d)(2), as from time to time in effect, under the 1933 Act) following the effective date of the Merger, the Company proposes to register any of its capital stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 or any successor form), the Company shall, at each such time, promptly give each Holder written notice of such proposed registration. Upon the written request of any Holder given within 15 days after mailing of such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall, subject to the provisions of Section 2.5, use its best efforts to cause the Registrable Securities, the Holders of which shall have so requested the registration thereof (the "Requesting Holders"), to be registered under the 1933 Act to the extent requisite to permit the disposition of such Registrable Securities in the manner contemplated by the Company's proposed registration; provided, however, that the Company shall be under no obligation to register Registrable Securities representing any more than 160,000 shares of FTP Common Stock on behalf of each Holder during the twelve-month period ending on the first anniversary of the date of this Agreement. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.2. Obligations of the Company. Whenever required under this Section 2 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible, prepare and file with the SEC a registration statement with respect to such Registrable Securities and, subject to the last sentence of Section 2.1, use its best efforts to cause such registration statement to become effective, and, upon the request

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of the Requesting Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or until such Requesting Holders have informed the Company in writing that the distribution of their securities has been completed. In addition, the Company shall:

     (a) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

     (b) furnish to the Requesting Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

     (c) notify each Requesting Holder, at any time when a prospectus relating to a registration statement under which such Requesting Holder's Registrable Securities are being registered is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Requesting Holder promptly prepare and furnish to such Requesting Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (d) use its best efforts to register or qualify the securities covered by such registration statement under such securities or blue sky laws of such states and jurisdictions as shall be reasonably requested by the Requesting Holders, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or file a general consent to service of process in any such state or jurisdiction;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; provided, however, that each Holder participating in such underwriting shall also enter into and perform its obligations

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under such an underwriting agreement, including furnishing any opinion of counsel or entering into a lock-up agreement (on terms not inconsistent with those set forth in Section 2.8) requested by the managing underwriter; and

     (f) apply for listing and use its best efforts to list the Registrable Securities being registered on any national securities exchange on which the FTP Common Stock, or, if the FTP Common Stock is not then listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.

     2.3. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 in respect of the Registrable Securities of any Requesting Holder that such Requesting Holder shall furnish to the Company such information regarding such Requesting Holder, the Registrable Securities held by such Requesting Holder, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Registrable Securities.

     Each Requesting Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in the subparagraph
(c) of Section 2.2, such Requesting Holder will forthwith discontinue such Requesting Holder's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subparagraph (c) of this Section 2.2 and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     2.4. Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to any registration pursuant to Section
2.1 for each Requesting Holder, including all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Requesting Holders. All underwriting discounts and commissions relating to Registrable Securities included in any registration effected pursuant to
Section 2.1 will be borne and paid ratably by the Requesting Holders of such Registrable Securities and the Company.

     2.5. Underwriting Requirements. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 2.1 to include any of the Requesting Holders' securities in such underwriting unless such Requesting Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as

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will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of Registrable Securities which the managing underwriter believes will not jeopardize the success of the offering. Any reduction in the number of Registrable Securities shall be allocated among the Requesting Holders pro rata in accordance with the number of shares of Registrable Securities requested to be included in the offering by each such Requesting Holder.

     2.6. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

     (a) The Company will indemnify and hold harmless each Requesting Holder whose Registrable Securities are included in the registration statement, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the 1933 Act) for such Requesting Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, the "Holder Indemnitees"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation. The Company will reimburse each Holder Indemnitee for any legal or other expenses reasonably incurred by such Holder Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder Indemnitee in any such case for any such loss, claim, damage, liability or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by or on behalf of such Holder Indemnitee or
(ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), such violation was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the 1933 Act.

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          (b)  Each Requesting Holder who includes any Registrable Securities in the registration statement (i) will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each agent and any underwriter for the Company, and any other Requesting Holder or other stockholder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any Person who controls such Holder or such other stockholder or such underwriter (collectively, the "Company Indemnitees"), against any losses, claims, damages or liabilities (joint or several) to which any Company
Indemnitee may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration and (ii) will reimburse any legal or other expenses reasonably incurred by any Company Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of any Holder hereunder shall be limited to the amount of net proceeds (after deduction of all underwriters' discounts and commissions paid by such Holder in connection with the registration in question) received by such Holder in the offering giving rise to the Violation; and provided, further, that in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), no such Holder shall be liable to the Company in any case in which such violation was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the 1933 Act.

     (c) Promptly after receipt by any Indemnitee of notice of the commencement of any action (including any governmental action), such Indemnitee will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that such Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by the indemnifying part and the Indemnitee between such Indemnitee and any other party represented by such counsel in such

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proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnitee under this Section 2.6 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to such Indemnitee otherwise than under this Section 2.6.

     (d) The obligations of the Company and the Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration statement whether under this Section 2 or otherwise.

     (e) If the indemnification provided for in this Section 2.6 is unavailable to a party that would have been an Indemnitee under this Section 2.6 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such Indemnitee, on the other hand, in connection with the violations that resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this
Section 2.6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 2.6(e) shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions paid by such Holder in connection with the registration in question) arising under this
Section 2.6(e) shall not in any event exceed an amount equal to the net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

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          (f)  Provisions similar to the foregoing provisions of this Section
2.6 may be included in any underwriting or similar agreement entered into by the Company and any Holders in connection with any registration of Registrable Securities.

     2.7.  Reports Under 1934 Act.

     (a) With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act ("Rule 144") and any other rule or regulation of the Securities and Exchange Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

     (i) use its best efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the 1934 Act; and

     (ii) furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1934 Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Securities and Exchange Commission which permits the selling of any such securities without registration.

     2.8. Lock-up Agreements. If requested by the Company and the managing underwriter, the Holders agree to enter into lock-up agreements pursuant to which they will not, for a period of 180 days following the effective date of a registration statement for a public offering of the Company's securities, offer, sell or otherwise dispose of any Registrable Securities (except Registrable Securities sold pursuant to such registration statement) without the prior written consent of the Company and the managing underwriter.

3. Legend. Each certificate representing any Registrable Security shall bear on its face substantially the following legends:

     (a) "THESE SECURITIES ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF JULY __, 1996, AS AMENDED AND IN EFFECT FROM TIME TO TIME, AMONG THE CORPORATION AND THE STOCKHOLDERS NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION."

     (b) Any legends required by (i) the Merger Agreement, (ii) the Amended and Restated Stockholder Agreement dated as of May 21, 1996, as amended and in effect

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from time to time, among the Company and the Investors or (iii) the laws of any applicable jurisdiction.

4. Specific Performance. The parties recognizes that their respective rights under this Agreement are unique, and, accordingly, each party shall, in addition to such other remedies as may be available to it at law or in equity, have the right to enforce its rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of any party which may exist apart from this Agreement.

5. Notices. All notices, demands and other communications required to be given pursuant to this Agreement shall be in writing and shall be deemed to have been received if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, three days shall have elapsed after the same shall have been deposited in the mails (i) with first-class (air mail if to or from outside the United States of America) postage prepaid and registered or certified, with return receipt requested, or (ii) with express delivery postage prepaid, with receipt required for delivery.

     If to the Company, to it at 100 Brickstone Square, Fifth Floor, Andover, Massachusetts 01810, Attention: General Counsel, with a copy thereof to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: David B. Walek, Esq.

     If to any Investor, to it at its address set forth on the signature page hereto with a copy to Gray Cary Ware & Freidenrich, A Professional Corporation, 400 Hamilton Avenue, Palo Alto, California 94301, Attention: Diane Holt Frankle, Esq.

6. Binding Effect; Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective personal representatives, successors and permitted assigns; provided, however, that the Company shall not have the right to assign its rights and obligations hereunder, or any interest herein, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, and the Holders may not assign their registration rights, which are deemed to be personal to such Holders, except to their respective spouses and children (or trusts for their benefit).

7. Course of Dealing; Amendments, Waivers and Consents. No course of dealing between the parties shall operate as a waiver of any party's rights under this Agreement. No delay or omission on the part of any party in exercising any right under this Agreement shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No amendment, waiver or consent with respect to this Agreement shall be binding

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unless it is in writing and signed by each of the Company and the Holders of a majority of the Registrable Securities then outstanding.

8. General. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation hereof. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as an agreement under seal as of the date first above written.

                              COMPANY

                              FTP SOFTWARE, INC.


                              By _________________________________
                                    Title:


                              INVESTORS


                              _________________________________
                              John A. Kimberley
                              Notice Address:



                              _________________________________
                              Peter R. Simkin
                              Notice Address:

                              _________________________________
                              Richard J. Whitehead
                              Notice Address:

                                       13